                                                                   Exhibit 10.48

                                MASTER AGREEMENT
                                      for
                             PROFESSIONAL SERVICES
--------------------------------------------------------------------------------


     This Master Agreement ("Agreement") dated ___June 16_____________, 1997 is entered into between:


               "Cambridge"                     And  "Client"


          Cambridge Technology Partners             Lifeline Systems, Inc.
          -----------------------------             ----------------------
          304 Vassar Street                         640 Memorial Drive
          -----------------                         ------------------
          Cambridge, MA  02139                      Cambridge, MA 02139
          --------------------                      -------------------

This Agreement describes the terms and conditions under which Cambridge will provide professional services for Client and supersedes all prior written and oral understandings between Cambridge and Client. Services will be authorized via Work Orders issued pursuant to this Agreement.

1.  WORK ORDERS
---------------

Individual service engagements performed under this Agreement will be defined by a Work Order in the form of Exhibit A. Work Orders will include a description of the services to be provided, pricing, payment schedule, special terms and conditions applicable to the specific Work Order and a Statement of Work (a Statement of Work outline is provided as Exhibit B; hereafter, each Work Order and related Statement of Work are referred to collectively as a "Work Order"). Each Work Order, together with the terms of this Agreement, is a separate contract that will be effective as of the date signed by authorized representatives of both Cambridge and Client. If any terms of the Work Order (including the Statement of Work) conflict with the terms of this Agreement, the terms of the Work Order will take precedence. If any term or provision of this Agreement, or any Work Order, is held invalid or unenforceable for any reason, the remainder of the provisions of this Agreement and/or Work Order will continue in full force and effect.

2.  EXPENSES
------------

In addition to the price identified within each Work Order, Client is responsible for the following documented expenses incurred by Cambridge while performing services under this Agreement which have been pre-approved by Client and which are in accordance with Client's internal expense reimbursement guidelines: (a) reasonable travel and living expenses of Cambridge personnel, including but not limited to airfare, mileage, parking, tolls, lodging, auto rental and per diem, (b) computer communication expenses, (c) shipping expenses and (d) cost of third party hardware and software. Notwithstanding the foregoing, except as otherwise set forth in the applicable Work Order, Client shall not be liable for any expenses of Cambridge in connection with a project in excess of 18% of the fixed project cost stated on the applicable Work Order. Payment for expenses is due 30 days following receipt of Cambridge's invoice.

3.  INVOICES
------------

Unless otherwise indicated in a Work Order, invoices for services and expenses shall be rendered semi-monthly, or upon completion of the services if the duration of the Work Order is less than one month. Invoices shall be payable upon receipt and sent to:

               Organization:      Lifeline Systems, Inc.
               Street Address:    640 Memorial Drive
               City, State, Zip:  Cambridge, MA  02139
               Attention:         Richard M. Reich

4.  CHANGES
-----------

(a) Neither this Agreement, nor any Work Order, may be modified or amended except via written change order signed by an authorized representative of both parties (a "Change Order"). If Client requests or Cambridge recommends changes during performance of a Work Order, Cambridge will provide Client with a written change order proposal setting forth (a) a description of the proposed change(s), (b) impact on price, (c) impact on production schedule and (d) a proposed revision of the Statement of Work. Client may, at its discretion, accept or reject the change order proposal. A change order proposal will be considered rejected if Client does not respond to the proposal within ten business days. If accepted, Change Orders will be effective upon execution by both parties.

(b) Notwithstanding the above, Cambridge may, after consultation with Client, make minor modifications to software design specifications if such modifications do not limit, diminish or affect the functional operation or use of the software or its output, increase Client expense or delay the production schedule.

5.  DELAYS
----------

If Cambridge notifies Client in writing that any phase of a Work Order will be extended because Client materially failed to meet its responsibilities identified within the Work Order, such delay will constitute a change and, unless Client instructs Cambridge not to perform such work, Client will pay Cambridge's standard time and material rates for the extended work (which costs and fees shall in the aggregate be reasonable). In no other case will Client be responsible for increased costs or fees resulting from the delay or extension of any project or service provided by Cambridge.

6.  CONTINUATION OF SERVICES
----------------------------

In order to maintain the rapid timeframes of a project, it is important to ensure the continuity from one project phase to the next. To prevent impact to a project, it may be necessary for Cambridge to continue into the next phase even if all project related issues have not been fully resolved. An Interim Agreement in the form of Exhibit C allows Cambridge to maintain the project team and begin work on the next phase of a project prior to the execution of a formal Work Order. Under an Interim Agreement duly executed by both parties, Client pays Cambridge for the services in two week increments plus travel and living expenses. The Work Order, once in place, will supersede the Interim Agreement and payments made under the Interim Agreement will be applied to the price specified in the Work Order.

7.  CONFIDENTIALITY
-------------------

Each party acknowledges that information provided by either party in connection with this Agreement may contain confidential and proprietary data, and disclosure of such information may be damaging to the disclosing party. During the performance of services under this Agreement it may be necessary for either party to provide the other with certain information considered to be proprietary or confidential by the disclosing party. Cambridge and Client, their successors, assignees, officers, directors, employees and agents, agree that such information will be provided subject to the following terms and conditions:


(a) The term "Information", as used in this section, denotes any and all technical and business information disclosed in any manner or form including, but not limited to financial plans and records, marketing plans, business strategies, trade secrets, present and proposed products, computer software programs, source code, relationships with third parties, customers lists, information regarding customers and suppliers, founders, employees, and affiliates.

(b) Information of the disclosing party will be protected from disclosure to anyone other than the directors, officers, employees, consultants and contractors of the receiving party who have a need to have access to such Information to perform obligations or exercise rights under this Agreement and who are obligated to maintain the confidentiality of such Information. Each party will use the same degree of care to protect Information of the other party as it uses to protect its own Information of like importance, but no less than a reasonable degree of care.

(c) The disclosing party's Information will be used only as necessary for performance of the receiving party's obligations under the applicable Work Order. Neither party will make more copies of the Information than are necessary.

(d) The receiving party will not have any obligation with respect to any Information of the disclosing party which the receiving party can establish:

     (i) is or becomes publicly available through no wrongful act of the receiving party;

     (ii) was lawfully obtained by the receiving party from a third party without any obligation to maintain the Information as proprietary or confidential;

     (iii) was previously known to the receiving party without any obligation to keep it confidential; or

     (iv) was independently developed by the receiving party without reference to or reliance on the Information.

     Notwithstanding the exceptions contained in Sections 7(d)(iii) and (iv) above, the Custom Software and all related source code, designs, documentation and materials shall constitute the confidential Information of Client.

(e) No license to either parties' Information is either granted or implied by the disclosure of Information.

(f) Within 14 days of a request by the disclosing party the receiving party shall return all property including but not limited to documents, records, tapes, and any other media as well as all copies thereof in its possession or under its control that contains Information of the disclosing party, except, with respect to Information of Cambridge, to the extent such Information is incorporated in a Deliverable.

(g) The duties and obligations to protect Information will survive termination of this Agreement.

(h) The parties recognize and acknowledge that the Information may have competitive value and that irreparable damage might result to the disclosing party if Information is improperly disclosed by the receiving party to any non-authorized third party. The parties agree that legal proceedings at law or in equity, including injunctive relief, may be appropriate in the event of a breach hereof.

8.  OWNERSHIP (GENERAL)
-----------------------

(a) Material first produced or created by Cambridge for Client under any Work Order shall belong exclusively to Client, and Cambridge shall have no right to utilize such material for its own use. Cambridge shall retain ownership of any pre-existing Cambridge materials (such as Training Materials) identified in writing as such under any Work Order. Cambridge grants to Client a perpetual, worldwide, non-exclusive, non-transferable license, at no additional charge, to use such pre-existing materials for Client's internal business purposes only (it being understood that the foregoing shall not apply to Cambridge Components-In, which are subject to Exhibit D below). Access to such pre-existing materials will be restricted to Client's employees, contractors, agents and consultants who are obligated to maintain the confidentiality of such materials.

(b) Cambridge shall retain all rights in its proprietary methodologies for delivery of its Scoping, Rapid Solutions Workshop, Software Design and Development and Package Implementation services ("Methodology") which may be used by Cambridge and/or provided by Cambridge to Client during the course of a Work Order. Client agrees to hold Cambridge's methodologies in confidence in accordance with the Confidentiality clause of this Agreement.

9.  OWNERSHIP (SOFTWARE)
------------------------

The categories of software associated with an application development project, including software ownership and license rights, are defined below.


(a) Custom Software: Software developed or created by Cambridge for Client under a Work Order, excluding Third Party Software, Cambridge Components-In and Cambridge Components-Out. Custom Software is owned by the Client. Cambridge hereby assigns all rights, title and interest in Custom Software to Client, as it is developed.

(b) Third Party Software: Pre-existing software components owned by a third party and used in developing the Client software application. Third Party Software is generally licensed directly from the Third Party to Client. Cambridge will not use Third Party Software in connection with the performance of services hereunder without the written consent of Client.

(c) Software Re-Use: Employing a pre-existing software component as a building block when developing a software application. A detailed explanation of Cambridge's Software Re-Use Program is provided in Exhibit D. For purposes of this Agreement, no components will be classified as Cambridge Components-In or Cambridge Components-Out. In the event the parties agree to amend this Agreement to provide for "Components-In" or "Components-Out", this Agreement will also be amended to provide for mutually agreeable license terms relating thereto.

     (i) Cambridge Components-In: Pre-existing Cambridge software components (or software developed by Cambridge staff not directly involved in Client's project) used by Cambridge as a development building block in the Client software application.

     (ii) Cambridge Components-Out: Re-usable Cambridge software components created during development of the Client software application. A software component will be deemed to be a "Component-Out" only when Cambridge and Client have agreed to classify it as such and have acknowledged this classification in a signed Work Order.

10.  ACCEPTANCE OF DELIVERABLES
-------------------------------

(a) Cambridge shall deliver software, documentation and other materials called for in the Statement of Work (the "Deliverables") to Client in accordance with the schedules set forth in the applicable Work Order. Software will be delivered in executable object code form and fully commented source code form.

(b) Deliverables will be deemed to have been accepted upon successful completion of the Acceptance Testing performed at the end of the Development Phase defined in the applicable Work Order. The Acceptance Testing procedure will be established jointly by Cambridge and Client during the Development Phase. The "success" of Acceptance Testing shall be evidenced by the Client's execution and delivery of the User Acceptance Test document related thereto. The purpose of this Acceptance Testing is to determine if the Deliverables conform to their documentation and the
     Specifications developed during the Design Phase.   If Deliverables do not
     so conform, Cambridge will use its best efforts (including devoting all necessary resources) to cause such software to so conform as soon as possible. If Cambridge is unable to cause such software to so conform within thirty (30) days after receipt of notice by Cambridge of such non conformance (or such additional cure period as Client may authorize instead of thirty days), Client shall have the right to terminate the Work Order. In such event, Cambridge will turn over to Client the Deliverables and all other works in progress "as is" and Cambridge and Client will negotiate in good faith to determine the value of the services and/or deliverables provided to Client.

11.  WARRANTIES
---------------

(a) Cambridge will, at no additional charge to Client, correct Errors reported by Client during the Warranty Period unless otherwise specified in the applicable Work Order. An Error is defined as an error in a Deliverable that prevents the Deliverable from performing in conformance with the specifications. This warranty covers only corrections to problems with a Deliverable as designed and developed by Cambridge, in accordance with the Specifications, and does not cover Cambridge's efforts to perform enhancements or activities other than the correction of Errors. Additionally, this warranty does not cover problems caused by third party software or hardware products, or problems that result from software changes made by Client without the approval of Cambridge. If, as a result of service calls placed under this warranty, Cambridge devotes staff time investigating problems that turn out to be problems other than Errors, Client will reimburse Cambridge, on a time and materials basis, for such staff time. Cambridge will make every reasonable effort to minimize and/or mitigate any such additional charges to Client.

(b) Cambridge further warrants that it will test, as part of its acceptance testing procedure, using commercially available software, all Deliverables for computer viruses, trojan horse, worm, time-out or other harmful or malicious code. Cambridge also warrants, subject to the warranty restrictions contained in Section 11(a) above, that at the time of delivery, such Deliverables shall not experience any problems associated with the change of year from calendar year 1999 to 2000.

12.  INDEMNIFICATION
--------------------

(a) Cambridge shall indemnify, defend and hold Client harmless from and against any losses, damages, settlements, costs and expenses (including reasonable attorneys' fees) arising from any claim that a Deliverable infringes or violates any patent, copyright, trademark, trade secret or other intellectual or industrial property right of any third party.

(b) Client shall notify Cambridge promptly in writing of any third party action (and provide information regarding all prior related claims) brought against Client based on a claim described in Section 12(a) above.
     Cambridge shall defend such action at its expense and pay all expenses and costs attributable to such claim incurred by Client (as they are incurred), and all settlements and damages awarded against Client in such action or settlement. Cambridge shall have sole control of the defense of any such action and all negotiations for its settlement or compromise. Client shall reasonably cooperate with Cambridge in the defense of such claim, and may be represented, at Client's expense, by counsel of Client's selection.

(c) In the event that an injunction or restraint is obtained against Client's use of the Deliverables by reason of infringement or violation of any patent, copyright, trade secret, trademark or other intellectual or industrial property right, then Cambridge shall, using best efforts and as soon as possible following the entry of such injunction or restraint, at no charge to Client, either (i) procure for Client the right to continue to use the Deliverables for their intended purposes or (ii) replace or modify the Deliverables so that it or they become non-infringing (so long as their functionality is essentially unchanged).

(d) The provisions of Section 12(a)(1) notwithstanding, Cambridge shall not have any liability to Client to the extent that any claim of infringement is based upon (a) use of the Deliverables in conjunction with any data, equipment or software not provided, recommended or authorized by Cambridge, where the Deliverable would not itself be infringing or otherwise the subject of the claim or (b) any modification to the Deliverables not made or approved by Cambridge.

13.  TERM AND TERMINATION
-------------------------

(a) This Agreement shall remain in effect until terminated in writing by either party; provided that no such termination shall relieve either party of their respective obligations under any Work Order in effect at the date of termination of this Agreement.

(b) Notwithstanding the foregoing, and without limiting such party's rights at law or in equity, either party may terminate this Agreement, and all existing Work Orders, if the other party has materially breached this Agreement or any Work Order and, except as set forth in the next sentence, such breach has not been cured within thirty (30) days following notice thereof by the other party.

(c) Notwithstanding the foregoing, Client may, at any time, terminate work under a Work Order by providing Cambridge with a 30-day written termination notice. The 30-day notice period will start upon Cambridge's receipt of the notice. In the event of such termination, Cambridge will cease work immediately upon receipt of the written notice, and turn over to Client the Deliverables and all work in progress and Cambridge and Client will negotiate in good faith to determine the value of the services and/or deliverables provided to Client and reasonable compensation to Cambridge for such 30-day notice period.

(d) Upon termination of this Agreement, all rights and obligations of the parties shall immediately terminate, except as follows:

     (1) Upon termination of this Agreement, Cambridge shall provide to Client all Custom Software and related source code, designs, documentation and materials, in whatever form they exist;

     (2) The provisions of Sections 7, 8, 9, 11, 12, 13, 14, 15, 18 and Exhibit D shall survive any termination of this Agreement in accordance with their terms.

14.  LIMITATION OF LIABILITY
----------------------------

(a) NEITHER PARTY SHALL BE LIABLE FOR ANY INDIRECT, PUNITIVE, EXEMPLARY, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR ANY WORK ORDER, WITH THE EXCEPTION OF THIRD PARTY CLAIMS ARISING UNDER
     SECTION 12 ABOVE.

(b) EXCEPT AS STATED IN THIS AGREEMENT, CAMBRIDGE MAKES NO OTHER WARRANTIES EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY WARRANTIES AS TO MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

15.  SOLICITATION OF EMPLOYEES
------------------------------

Unless otherwise approved in writing by the other party, for the term of this Agreement and twelve months beyond, neither party will offer employment to any employee of the other party or contract with, either individually or through a third party, any current or former employee of the other party who was involved with the services provided under this Agreement.

16.  INDEPENDENT CONTRACTOR
---------------------------

Cambridge is an independent contractor with respect to this Agreement and Client shall have no responsibility to provide fringe benefits or to withhold taxes normally withheld from an employee's pay on behalf of Cambridge's employees.

17.  TAXES
----------

Prices and charges under this Agreement are exclusive of all taxes, including state and local use, sales, property and similar taxes. Client agrees to pay such taxes unless Client has provided Cambridge with a valid exemption certificate or is otherwise exempt.

18.  GOVERNING LAW
------------------

This Agreement will be governed by the laws of the Commonwealth of Massachusetts.

19.  ASSIGNMENT
---------------

Client has selected Cambridge for the performance of the services described herein based on the understanding that Cambridge alone shall perform such services. Therefore, Cambridge may not assign or subcontract its rights or obligations under this Agreement without Client's written consent. Client may assign its rights and obligations under this Agreement without the consent of Cambridge.

20.  RESTRICTIONS ON PUBLICITY
------------------------------

Neither party shall use the name(s), trademark(s), or tradename(s), whether registered or not, of the other party in publicity releases, press releases or advertising or in any other public written manner without prior written approval of the other party, except as may otherwise be required by law.

In witness whereof, the parties have executed this Agreement as of the date first written above.


CAMBRIDGE TECHNOLOGY PARTNERS      CLIENT: LIFELINE SYSTEMS, INC.

By:/s/ Kevin H. Schwartz        By: /s/ Richard M. Reich
   ---------------------            --------------------

Name:  Kevin H. Schwartz        Name:  Richard M. Reich
       -----------------               ----------------

Title:  Director-Contracts        Title:  Vice President
        ------------------                --------------

Exhibit A - Sample Work Order
Exhibit B - Sample Statement of Work
Exhibit C - Sample Interim Agreement
Exhibit D - Cambridge Software "Re-Use" Program

                               MASTER AGREEMENT
                                   EXHIBIT A
                               SAMPLE WORK ORDER


                                 WORK ORDER

This Work Order is issued pursuant to the Master Agreement for Professional Services between CAMBRIDGE TECHNOLOGY PARTNERS ("Cambridge") and LIFELINE SYSTEMS, INC. ("Client") dated ___________.

PROJECT NAME:
------------

SCOPE OF SERVICES:  Cambridge will provide the services described in the
-----------------
attached Statement of Work dated ___________.

START DATE:            END DATE:
-----------            --------

PRICE AND PAYMENT SCHEDULE:
--------------------------

          Service      Price      Payment Amount & Due Date
          -------      -----      -------------------------

BILLING ADDRESS:  refer to the Master Agreement.
---------------

WARRANTY TERMS:
--------------

OTHER SPECIAL TERMS & CONDITIONS:
--------------------------------

RE-USE COMPONENTS:  The following software components are classified as
-----------------
"Components-In" or "Components-Out" as those terms are defined in the Master Agreement -

     Components-In:   1.
     -------------
                      2.


     Components-Out:  1.
     --------------
                      2.


CAMBRIDGE TECHNOLOGY PARTNERS      CLIENT: LIFELINE SYSTEMS, INC.

By:__________________________       By:__________________________

Name:________________________       Name:________________________

Title:_______________________       Title:_______________________

                               MASTER AGREEMENT
                                   EXHIBIT B
                           SAMPLE STATEMENT OF WORK


                            PROJECT:  Project Name

This Statement of Work ("SOW") dated ___________ describes the services to be performed by Cambridge Technology Partners ("Cambridge") for _________________ ("Client"). The SOW is divided into the following four sections:

          A.  PROCESS - How Cambridge will perform the work

          B.  SCHEDULE - Start, end and checkpoint dates

          C.  CLIENT RESPONSIBILITIES - Client tasks, obligations, etc.

          D. DELIVERABLES - Identifiable work product resulting from the services

A.  PROCESS
-----------

     1.
     2.
     3.
     ...


B.  SCHEDULE
------------
The service begins on _____________ and ends on ______________ for a total duration of _________ weeks.

C.  CLIENT RESPONSIBILITIES
---------------------------
During this phase Client is responsible for -

     1.
     2.
     3.
     ...


D.  DELIVERABLES
----------------
At the completion of this phase, Cambridge delivers -

     1.
     2.
     3.
     ...

                               MASTER AGREEMENT
                                   EXHIBIT C
                           SAMPLE INTERIM AGREEMENT

CLIENT INFORMATION
------------------
Client:            ________________________________

Client Contact:           _____________________________________

Address:                  _____________________________________

Telephone No.:            _____________________________________


PROJECT INFORMATION
-------------------
Application Name:         _____________________________________

Phase/Service:     ________________________________

Weekly Billing Rate:      _____________________________________

Project Start Date:       _____________________________________

Cambridge Contact:        _____________________________________


TERMS & CONDITIONS
------------------
Cambridge Technology Partners ("Cambridge") and Client hereby enter into this Interim Agreement ("Agreement") to reserve a Cambridge project team and allow work to begin on Client's Application while Cambridge and Client resolve outstanding project related issues. Each party will use its best efforts to resolve all issues in a timely manner and execute a formal contract document for the services ("Contract"). Unless otherwise agreed by the parties in writing, all software, source code, documentation, designs and other materials developed by Cambridge under this Agreement shall constitute "Custom Software" as defined in the Master Agreement dated ___________ between Cambridge and Client.

Cambridge will begin work on the Project Start Date and will bill Client at the Weekly Billing Rate plus travel and living expenses. Cambridge will invoice Client in two week increments beginning on the Project Start Date. Each payment shall be due within 10 days of Client's receipt of the invoice. The Contract, once in place, will supersede this Agreement and all payments made under this Agreement will be applied to the price specified in the Contract. Client may cancel this Agreement at any time by providing Cambridge with two weeks written notice. In the event Client does terminate, the Weekly Billing Rate will be prorated through the end of the two-week notice period.

This Agreement, once signed, should be forwarded to the Client Contact identified above and a copy faxed to Cambridge Technology Partners at (617) 374-2007.


CAMBRIDGE TECHNOLOGY PARTNERS      CLIENT: LIFELINE SYSTEMS, INC.

By:__________________________      By:___________________________

Name:________________________      Name:_________________________

Title:_______________________      Title:________________________

                               MASTER AGREEMENT
                                   EXHIBIT D
                       CAMBRIDGE SOFTWARE RE-USE PROGRAM


1.  WHAT IS CAMBRIDGE SOFTWARE RE-USE
-------------------------------------

Cambridge uses the technique of "Software Re-Use" whenever the Client agrees it is the most cost-effective development approach. Cambridge defines Software Re-Use as "using a pre-existing software component as a building block when developing a customized software application".

The Cambridge Software Re-Use Program has the following benefits for the Client:

  a)  Shorter Delivery Time than would be possible if every line of code were
      ---------------------
written from scratch.

  b)  Greater Software Reliability because the pre-existing software has already
      ----------------------------
been used and tested.

  c)  Greater Potential for Subsequent Re-Use by the Client because the finished
      -----------------------------------------------------
      software delivered to the Client is designed and developed with Software Re-Use in mind.

  d)  Free "Re-Usable Component" Updates for One Year.  Cambridge continues to
      -----------------------------------------------
      improve Components as they are used in other projects. For a period of one year after the Client's development is complete, Cambridge provides the Client with any update releases to those reusable software components. This free service includes updates to both the re-usable components created during development as well as the re-usable components Cambridge brings to the development effort.

2.  CAMBRIDGE SOFTWARE RE-USE TERMINOLOGY
-----------------------------------------

  a)  Third Party Software Components - Any pre-existing software owned by a
      -------------------------------
      third party and used in developing the Client software application. Third Party Software is typically licensed directly between the Third Party and the Client. Cambridge will not use Third Party Software in connection with the performance of services for Client without the written consent of Client.

  b)  Cambridge Components-In - Any pre-existing Cambridge software (or software
      -----------------------
      developed by Cambridge staff not directly involved in the Client's project) which is used by

      Cambridge as a development building block in the Client's software application. Components-In are owned by Cambridge.

  c)  Cambridge Components-Out - Re-usable software components created during
      ------------------------
      development of the Client's software application. A component will be defined as a "Component-Out" only when the Client has agreed in writing to classify it as a Component-Out.

  d)  Custom Software - All software developed and delivered by Cambridge
      ---------------
      excluding the Third Party Software, Cambridge Components-In, and
      ---------
      Cambridge-Components-Out. The Client retains ownership of the Custom Software, and Cambridge shall retain no rights therein.

3. PROCESS FOR IDENTIFYING "COMPONENTS-IN" AND "COMPONENTS-OUT"
----------------------------------------------------------------
All Components-In and Components-Out will be identified on individual Work Orders. Since it is often not possible to identify all components until after a Work Order has been signed and the project underway, the component list can be amended any time by a Change Order signed by both Cambridge and Client.
Software will not be included in the Re-Use Program without the Client's written consent.

4.  NO "COMPONENTS-IN" OR "COMPONENTS-OUT"
------------------------------------------
For purposes of this Agreement, no components will be classified as Cambridge Components-In or Cambridge Components-Out. In the event the parties agree to amend this Agreement to provide for "Components-In" or "Components-Out", this Agreement will also be amended to provide for mutually agreeable license terms relating thereto.

                               MASTER AGREEMENT

                         [NEXTGEN PROJECT] WORK ORDER


                                 WORK ORDER

This Work Order is issued pursuant to the Master Agreement for Professional Services between CAMBRIDGE TECHNOLOGY PARTNERS ("Cambridge") and LIFELINE SYSTEMS, INC. ("Client") dated ___________.

PROJECT NAME: NextGen
------------

SCOPE OF SERVICES:  Cambridge will provide the services described in the
-----------------
attached Statement of Work dated [July 24], 1997, as amended from time to time.

START DATE:                END DATE:
-----------                --------

PRICE AND PAYMENT SCHEDULE:
--------------------------

          Service      Price      Payment Amount & Due Date
          -------      -----      -------------------------

BILLING ADDRESS:  refer to the Master Agreement.
---------------

WARRANTY TERMS:  The additional warranty provisions applicable to the work
--------------
described in the attached Statement of Work are as follows:

(a) The warranty period (the "Warranty Period") shall be 30 days following Client's acceptance of the Deliverables. The warranty is subject to Client maintaining a support agreement with Cambridge for the duration of the Warranty Period.

(b) Cambridge will make trained software engineers familiar with the Deliverables and Client's system available by telephone 24 hours per day, 7 days per week, during the Warranty Period, to respond to Client's emergency inquiries concerning the operation of the Deliverables, at no charge to Client.

(c) The level of effort required of Cambridge with respect to Errors in the Deliverables which have been reported by Client to Cambridge during the Warranty Period is as follows:

     (1) "Critical Errors" are Errors that cause Client's system or one of its substantial components to malfunction to a degree that a subscriber call is lost and/or the "Essential Information" required to service a subscriber properly is unavailable or improperly recorded. "Essential Information" means information required to receive a call, determine if it is a "help needed" call, and, if so, to properly assist the subscriber in his/her emergency. If a

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

          Critical Error occurs, Cambridge will immediately dispatch personnel familiar with the Deliverables and Client's system to Client's facilities to correct such Critical Error, and will work without interruption, using all necessary resources, until such Critical Error is corrected.

     (2) "Severe Errors" are Errors that cause Client's system or one of its substantial components to abend, but do not cause the loss of a call or prevent Essential Information from reaching a call monitor, or that create a significant increase in call response time. If a Severe Error causes more than one call monitor to abend, then it will be upgraded to a Critical Error. If a Severe Error occurs, Cambridge will dispatch personnel familiar with the Deliverables and Client's system to Client's facilities on the next business day to correct such Severe Error, and will work during normal business hours, using reasonable resources, until such Severe Error is corrected.

     (3) "Moderate Errors" are Errors that do not result in a system abend, but do create an invalid representation of non-essential information. Moderate Errors include report errors. Cambridge will use reasonable efforts to correct Moderate Errors as soon as practicable.

     (4) "Minor Errors" are Errors not related to the functionality of the Deliverables, or which are cosmetic. Cambridge will use reasonable efforts to correct Minor Errors within a commercially reasonable time frame.

OTHER SPECIAL TERMS & CONDITIONS:
--------------------------------

RE-USE COMPONENTS: No software components are classified as "Components-In" or
-----------------
"Components-Out" as those terms are defined in the Master Agreement.


CAMBRIDGE TECHNOLOGY PARTNERS      CLIENT: LIFELINE SYSTEMS, INC.

By:___________________________     By:____________________________

Name:_________________________     Name:__________________________

Title:________________________     Title:_________________________

                               MASTER AGREEMENT
                           SAMPLE STATEMENT OF WORK


                               PROJECT: Nextgen


This Statement of Work ("SOW") dated ____________ describes the services to be performed by Cambridge Technology Partners ("Cambridge") for Lifeline Systems, Inc. ("Client"). The SOW is divided into the following four sections:

          A.  PROCESS - How Cambridge will perform the work
          B.  SCHEDULE - Start, end and checkpoint dates
          C.  CLIENT RESPONSIBILITIES - Client tasks, obligations, etc.
          D.  DELIVERABLES - Identifiable work product resulting from the services

A.  PROCESS
-----------

     1.
     2.
     3.
     ...


B.  SCHEDULE
------------
The service begins on ___________ and ends on ____________ for a total duration of _________ weeks.

C.  CLIENT RESPONSIBILITIES
---------------------------
During this phase Client is responsible for -

     1.
     2.
     3.
     ...


D.  DELIVERABLES
----------------
At the completion of this phase, Cambridge delivers -

     1.
     2.
     3.
     ...

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